UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Brian C. Janssen

New Perspective Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Annual report for the year ended September 30, 2019

Tap into the growth
potential of global
equities

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated December 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

26	Board of trustees and other officers

Fellow investors:

In a volatile period marked by persistent U.S.-China trade tensions, New Perspective Fund generated solid results and surpassed its primary benchmark for the fiscal year ended September 30, 2019.

The fund returned 2.55% for shareholders who reinvested the dividend of 45 cents a share and a capital gain of $2.41 paid in December 2018. This return exceeded the 1.38% increase recorded by its primary benchmark, the MSCI ACWI (All Country World Index), which measures returns for equity markets in more than 40 countries.

The fund outpaced its peer group as well, as reflected by the Lipper Global Funds Index, which declined 0.46% during the fiscal year, but trailed the Standard & Poor’s 500 Composite Index, which gained 4.25%. Over longer time frames, New Perspective Fund’s results compare favorably to its primary benchmark and peer group, as shown in the table below.

Markets rise despite trade tensions

World equity markets experienced relatively high levels of volatility periodically over the 12 month’s ended September 30, 2019. Investor sentiment fluctuated sharply based on indications of progress or setbacks in U.S.-China trade negotiations. Shifting monetary policy also played a significant role. The U.S. Federal Reserve raised interest rates in the fourth quarter of 2018, then reversed course in July 2019 and cut rates for the first time in a decade. Many other central banks around the world did the same, slashing rates amid escalating trade disputes and signs of a weakening global economy.

After a difficult fourth quarter, global stocks rebounded in 2019. U.S. markets enjoyed some of the strongest gains, hitting a series of record highs over the summer. European stocks rallied despite sluggish economic growth and political turmoil in several countries. In July, U.K. Prime Minister Teresa May resigned after British lawmakers couldn’t agree on a plan to exit the European Union. Meanwhile, Germany teetered on the verge of recession as its export-oriented economy suffered from trade disruptions. China’s slowing economy weighed on world markets, particularly emerging markets stocks.

Sector returns mixed

Traditionally defensive sectors outpaced more cyclical areas of the market.

Results at a glance

For periods ended September 30, 2019, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	2.55%	9.38%	10.32%	12.11%
MSCI ACWI (All Country World Index)[1,2,3]	1.38	6.65	8.35	8.57
Standard & Poor’s 500 Composite Index[4]	4.25	10.84	13.24	10.46
Lipper Global Funds Index	–0.46	6.12	7.97	—	[5]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	Results reflect dividends net of withholding taxes.
[3]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[4]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: S&P Dow Jones Indices LLC.
[5]	The Lipper Global Funds Index began operations on December 31, 1983. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.

New Perspective Fund	1

The New Geography of Investing®

New Perspective Fund invests primarily in companies based in developed markets in Europe and the United States. While emerging markets make up a small portion of the fund’s investments (9%) by country of domicile, the importance of these markets becomes clear when looking at the companies in terms of where they generate revenue (30%).

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	55%	56%
■	Canada	1	3
■	Europe	26	19
■	Japan	6	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	9	11
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	40%	42%
■	Canada	2	3
■	Europe	20	16
■	Japan	5	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	30	28
	Total	100%	100%

Source: Capital Group as of 9/30/2019.

Compared with the MSCI ACWI as a percent of net assets. All figures include convertible securities.

Consumer staples, utilities and real estate stocks experienced double-digit gains. Investor worries about the health of the global economy contributed to a general shift into steady, dividend-paying stocks.

Energy stocks suffered the biggest declines, tumbling amid falling oil prices and global growth concerns. Materials stocks also slipped as demand from China and other markets waned. Health care stocks declined on heightened political criticism of drug prices ahead of the 2020 U.S. presidential election. Consumer discretionary, industrial and financial stocks finished the period essentially flat.

Inside the portfolio

Select investments in the financials sector generated strong returns for the fund, including the London Stock Exchange and CME Groups. The fund has relatively few investments in the industry compared to its benchmark, largely because of light exposure to traditional banks. In this sector, the fund’s managers generally prefer financial exchanges, which benefit from increased trading activity during times of heightened market volatility. Exchanges are also less exposed to low interest rates, which can strain the profitability of traditional banks, especially with the prevalence of negative interest rates in Europe and Japan.

Investments in information technology also boosted results, led by strong returns from Dutch semiconductor equipment maker ASML. Shares of ASML rallied on the increasing use of its cutting-edge EUV lithography to make advanced microchips, as well as a general recovery in semiconductor equipment stocks after a tough 2018. Stock selection among European companies was a primary contributor to results, with holdings in the Netherlands, France and Germany generating significant returns for the fund.

2	New Perspective Fund

Certain investments in the consumer discretionary and communication services sectors disappointed for the 12-month period. After a strong runup last year, shares of Amazon declined amid investor concerns about moderately slowing growth rates and higher costs associated with its Prime one-day delivery services. Shares of Netflix fell as the company faced increasing competition from rival streaming services. Both Amazon and Netflix were among the biggest detractors to the fund after being among the largest contributors last year and over multiple years.

Across all sectors, the fund remains focused on companies that have potentially long growth runways. This continues to be expressed through large positions in technology and consumer-orientated companies, which account for a substantial share of the portfolio. While income is a consideration in the management of New Perspective Fund, its primary investment objective remains long-term growth of capital. To articulate a clearer expression of our investment approach, we will adjust the fund’s objective by removing references to the secondary objective of future income effective December 1, 2019.

Looking ahead

The outlook for global equity markets is clouded by trade uncertainty, rising political risk and slowing economic growth in key regions of the world including Europe and Asia. As we head into 2020, we expect a challenging investment environment to be further tested by a contentious U.S. presidential election. Against this backdrop, however, we remain optimistic about the companies we have selected for this portfolio through fundamental, bottom-up security selection. We believe well-managed multinationals are ideally positioned to navigate turbulent times and emerge stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of difficult markets and invest in companies that we believe may prosper over a period of years.

At the macroeconomic level, we are also encouraged by the actions of central bankers in the U.S., Europe and elsewhere who have aggressively stepped in to ease monetary policy. Their efforts may help offset the damaging effects of persistent trade tensions on the global economy. From a monetary policy perspective, the financial landscape remains supportive of equity valuations — in contrast to last year when rising U.S. rates put the market on edge.

We thank you for your commitment to New Perspective Fund, and we look forward to reporting to you again in six months.

Sincerely,

Joanna F. Jonsson

Co-President

Robert W. Lovelace

Co-President

November 7, 2019

For current information about the fund, visit capitalgroup.com.

Largest equity holdings

Holding	Percent of net assets
Amazon	3.4%
Facebook	2.7
Microsoft	2.6
TSMC	2.2
Mastercard	2.0
Alphabet	2.0
ASML	1.8
JPMorgan Chase	1.7
Broadcom	1.6
Visa	1.5

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2019	2018
The Americas	55.2%	55.6%
United States	52.4	52.3
Canada	1.3	1.6
Brazil	1.1	1.2
Mexico	.4	.5

Europe	25.4	22.4
Eurozone*	14.5	12.2
United Kingdom	4.6	5.0
Denmark	2.5	1.5
Switzerland	2.3	2.1
Sweden	.7	1.0
Norway	.4	.5
Russian Federation	.4	.1

Asia/Pacific Basin	13.2	14.1
Japan	5.5	5.6
Taiwan	2.5	2.8
Hong Kong	2.5	1.9
South Korea	1.0	1.3
India	1.0	1.1
China	.5	.9
New Zealand	.1	.1
Australia	.1	.3
Singapore	—	.1

Other	.9	1.7

Short-term securities & other assets less liabilities	5.3	6.2

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.

New Perspective Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,0001. Thus, the net amount invested was $9,4252. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2019)*

	1 year	5 years	10 years
Class A shares	-3.35%	8.09%	9.67%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
100,000
10,000
5,000

Year ended September 30	1973[5]	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
Total value (dollars in thousands)																		
Dividends reinvested	–	$ .3	.4	.3	.3	.3	.4	.5	.9	1.7	1.8	1.2	1.2	1.2	1.4	1.8	2.6	2.6
Value at year-end	$9.9	7.4	10.8	12.7	13.0	17.3	20.1	24.8	25.3	27.1	39.1	39.5	45.5	63.2	94.7	81.2	103.9	98.8
NPF total return	(0.7)%	(25.5)	45.5	18.1	2.6	32.9	15.9	23.7	1.8	7.3	44.0	1.0	15.4	38.8	49.7	(14.2)	28.0	(4.9)

4	New Perspective Fund

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

Summary investment portfolio September 30, 2019

Country diversification by domicile	Percent of net assets
United States	52.37%
Eurozone*	14.54
Japan	5.46
United Kingdom	4.58
Taiwan	2.52
Hong Kong	2.51
Denmark	2.48
Switzerland	2.34
Canada	1.28
Other countries	6.66
Short-term securities & other assets less liabilities	5.26
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 94.43%	Shares	Value (000)
Information technology 21.30%
Microsoft Corp.	16,975,100	$2,360,048
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	204,693,941	1,792,628
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	137,330
Mastercard Inc., Class A	6,722,400	1,825,602
ASML Holding NV	4,425,516	1,096,161
ASML Holding NV (New York registered)	2,079,070	516,483
Broadcom Inc.	5,268,000	1,454,337
Visa Inc., Class A	7,923,000	1,362,835
ServiceNow, Inc.[2]	3,063,600	777,695
PayPal Holdings, Inc.[2]	6,364,580	659,307
Samsung Electronics Co., Ltd.	15,738,780	645,393
Adobe Inc.[2]	2,075,300	573,302
Intel Corp.	9,711,700	500,444
Temenos AG	2,780,219	465,204
Other securities		4,855,074
		19,021,843

Consumer discretionary 14.62%
Amazon.com, Inc.[2]	1,772,632	3,077,130
NIKE, Inc., Class B	9,868,500	926,850
Tesla, Inc.[2]	3,232,000	778,492
Naspers Ltd., Class N	4,737,322	717,886
LVMH Moët Hennessy-Louis Vuitton SE	1,692,634	672,738
adidas AG	1,949,487	606,962
Home Depot, Inc.	2,325,000	539,446
Hilton Worldwide Holdings Inc.	5,066,001	471,695
Other securities		5,262,313
		13,053,512

Health care 12.12%
Intuitive Surgical, Inc.[2]	2,080,000	1,123,054
Boston Scientific Corp.[2]	24,869,855	1,011,954
AstraZeneca PLC	9,259,034	826,625
Thermo Fisher Scientific Inc.	2,657,974	774,188
Zoetis Inc., Class A	5,525,000	688,360
Other securities		6,395,151
		10,819,332

Financials 10.63%
JPMorgan Chase & Co.	12,912,200	1,519,637
CME Group Inc., Class A	6,426,400	1,358,155
AIA Group Ltd.	121,825,800	1,151,001
London Stock Exchange Group PLC	9,848,019	884,899

6	New Perspective Fund

	Shares	Value (000)
Moody’s Corp.	2,989,700	$612,380
Chubb Ltd.	3,470,300	560,245
BlackRock, Inc.	1,037,289	462,258
Other securities		2,944,363
		9,492,938

Industrials 9.12%
Safran SA	7,137,126	1,123,693
Airbus SE, non-registered shares	8,129,880	1,056,251
IDEX Corp.	3,023,500	495,491
Other securities		5,473,511
		8,148,946

Communication services 8.05%
Facebook, Inc., Class A2	13,652,400	2,431,220
Alphabet Inc., Class C2	826,723	1,007,775
Alphabet Inc., Class A2	622,800	760,526
Netflix, Inc.[2]	2,595,700	694,661
Nintendo Co., Ltd.	1,413,112	523,031
Other securities		1,769,252
		7,186,465

Consumer staples 7.98%
Nestlé SA	10,129,263	1,098,940
Pernod Ricard SA	4,297,502	765,376
Costco Wholesale Corp.	2,365,700	681,582
Mondelez International, Inc.	9,914,100	548,448
Anheuser-Busch InBev SA/NV	5,206,177	496,062
Other securities		3,537,828
		7,128,236

Materials 5.46%
Koninklijke DSM NV	5,366,624	645,768
Vale SA, ordinary nominative (ADR)	46,957,820	540,015
Vale SA, ordinary nominative	7,577,155	87,079
Sherwin-Williams Co.	855,484	470,405
Other securities		3,135,285
		4,878,552

Energy 3.05%
Other securities		2,724,269

Utilities 1.16%
Ørsted AS	5,269,200	489,693
Other securities		549,481
		1,039,174

Real estate 0.94%
Other securities		835,086

Total common stocks (cost: $52,731,867,000)		84,328,353

Preferred securities 0.28%
Other 0.28%
Other securities		248,039

Total preferred securities (cost: $222,478,000)		248,039

Convertible bonds 0.02%	Principal amount (000)
Energy 0.02%
Other securities		14,642

Total convertible bonds (cost: $41,293,000)		14,642

New Perspective Fund	7

Bonds, notes & other debt instruments 0.01%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.01%
Energy 0.01%
Other securities		$11,142

Total bonds, notes & other debt instruments (cost: $10,970,000)		11,142

Short-term securities 5.31%	Shares
Money market investments 5.31%
Capital Group Central Cash Fund 2.07%[3]	47,456,204	4,745,146

Total short-term securities (cost: $4,745,137,000)		4,745,146
Total investment securities 100.05% (cost: $57,751,745,000)		89,347,322
Other assets less liabilities (0.05)%		(42,678)

Net assets 100.00%		$89,304,644

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $11,142,000, which represented ..01% of the net assets of the fund.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Common stocks 0.66%
Information technology 0.00%
GoDaddy Inc., Class A2,4	9,948,440	—	3,913,500	6,034,940	$87,154	$(238,581)	$—	$—
Consumer discretionary 0.17%
Hilton Grand Vacations Inc.[2]	—	4,788,400	—	4,788,400	—	10,024	—	153,229
Health care 0.30%
Ultragenyx Pharmaceutical Inc.[2]	2,768,288	980,800	—	3,749,088	—	(109,958)	—	160,386
Agios Pharmaceuticals, Inc.[2]	2,086,622	1,275,000	—	3,361,622	—	(105,998)	—	108,917
								269,303
Industrials 0.19%
Aggreko PLC	12,908,377	3,723,100	—	16,631,477	—	(16,565)	5,434	169,892
Total 0.66%					$87,154	$(461,078)	$5,434	$592,424

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,340,763,000, which represented 2.62% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 9/30/2019.
[4]	Unaffiliated issuer at 9/30/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

8	New Perspective Fund

Financial statements

Statement of assets and liabilities
at September 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $56,979,219)	$88,754,898
Affiliated issuers (cost: $772,526)	592,424	$89,347,322
Cash		184
Cash denominated in currencies other than U.S. dollars (cost: $13,951)		13,869
Receivables for:
Sales of investments	82,787
Sales of fund’s shares	82,747
Dividends and interest	135,626
Other	4,941	306,101
		89,667,476
Liabilities:
Payables for:
Purchases of investments	208,549
Repurchases of fund’s shares	87,950
Investment advisory services	27,573
Services provided by related parties	16,297
Trustees’ deferred compensation	5,194
Other	17,269	362,832
Net assets at September 30, 2019		$89,304,644

Net assets consist of:
Capital paid in on shares of beneficial interest		$54,908,475
Total distributable earnings		34,396,169
Net assets at September 30, 2019		$89,304,644

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,010,620 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$42,566,831	956,155		$44.52
Class C	1,441,560	33,952		42.46
Class T	12	—	*	44.53
Class F-1	1,677,458	37,944		44.21
Class F-2	10,234,061	230,472		44.40
Class F-3	5,324,279	119,423		44.58
Class 529-A	2,163,425	49,238		43.94
Class 529-C	239,827	5,662		42.35
Class 529-E	81,860	1,884		43.44
Class 529-T	13	—	*	44.51
Class 529-F-1	141,458	3,225		43.86
Class R-1	70,758	1,681		42.09
Class R-2	518,394	12,191		42.52
Class R-2E	65,365	1,496		43.68
Class R-3	1,487,874	34,294		43.39
Class R-4	1,976,892	45,080		43.85
Class R-5E	122,694	2,774		44.22
Class R-5	1,605,978	36,066		44.53
Class R-6	19,585,905	439,083		44.61

*	Amount less than one thousand.

See notes to financial statements.

New Perspective Fund	9

Statement of operations for the year ended September 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $88,964; also includes $5,434 from affiliates)	$1,293,755
Interest	58,268	$1,352,023
Fees and expenses*:
Investment advisory services	315,341
Distribution services	145,763
Transfer agent services	62,654
Administrative services	25,404
Reports to shareholders	2,365
Registration statement and prospectus	4,212
Trustees’ compensation	606
Auditing and legal	98
Custodian	6,756
Other	2,245
Total fees and expenses before reimbursements	565,444
Less transfer agent services reimbursements	42
Total fees and expenses after reimbursements		565,402
Net investment income		786,621

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $7):
Unaffiliated issuers	2,584,544
Affiliated issuers	87,154
Currency transactions	(5,774)	2,665,924
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $8,095):
Unaffiliated issuers	(816,802)
Affiliated issuers	(461,078)
Currency translations	(773)	(1,278,653)
Net realized gain and unrealized depreciation		1,387,271

Net increase in net assets resulting from operations		$2,173,892

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30,
	2019	2018
Operations:
Net investment income	$786,621	$727,553
Net realized gain	2,665,924	4,317,631
Net unrealized (depreciation) appreciation	(1,278,653)	5,097,160
Net increase in net assets resulting from operations	2,173,892	10,142,344

Distributions paid to shareholders	(5,328,174)	(4,061,443)

Net capital share transactions	6,388,417	6,784,839

Total increase in net assets	3,234,135	12,865,740

Net assets:
Beginning of year	86,070,509	73,204,769
End of year	$89,304,644	$86,070,509

See notes to financial statements.

10	New Perspective Fund

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

New Perspective Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

12	New Perspective Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$16,906,608	$2,115,235	$—	$19,021,843
Consumer discretionary	13,053,512	—	—	13,053,512
Health care	10,819,332	—	—	10,819,332
Financials	9,492,938	—	—	9,492,938
Industrials	8,148,946	—	—	8,148,946
Communication services	7,186,465	—	—	7,186,465
Consumer staples	6,936,095	192,141	—	7,128,236
Materials	4,856,307	22,245	—	4,878,552
Energy	2,724,269	—	—	2,724,269
Utilities	1,039,174	—	—	1,039,174
Real estate	835,086	—	—	835,086
Preferred securities	248,039	—	—	248,039
Convertible bonds	—	14,642	—	14,642
Bonds, notes & other debt instruments	—	11,142	—	11,142
Short-term securities	4,745,146	—	—	4,745,146
Total	$86,991,917	$2,355,405	$—	$89,347,322

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance,

New Perspective Fund	13

major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2019, the fund’s maximum exposure of unfunded bond commitments was $13,327,000, which would represent .01% of the net assets of the fund should such commitments become due.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

14	New Perspective Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2019, the fund reclassified $158,589,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$923,417
Undistributed long-term capital gains	2,512,410
Post-October capital loss deferral*	(305,480)
Gross unrealized appreciation on investments	33,267,813
Gross unrealized depreciation on investments	(1,993,564)
Net unrealized appreciation on investments	31,274,249
Cost of investments	58,073,073

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2019				Year ended September 30, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$410,143		$2,218,136	$2,628,279	$177,672		$1,996,803	$2,174,475
Class C	3,528		82,910	86,438	—		74,490	74,490
Class T	—	*	1	1	—	*	1	1
Class F-1	15,194		90,949	106,143	6,616		87,086	93,702
Class F-2	106,278		469,285	575,563	38,660		298,171	336,831
Class F-3	54,404		225,546	279,950	21,277		140,107	161,384
Class 529-A	19,553		114,500	134,053	8,187		100,688	108,875
Class 529-C	377		14,999	15,376	—		14,761	14,761
Class 529-E	591		4,655	5,246	133		4,232	4,365
Class 529-T	—	*	1	1	—	*	1	1
Class 529-F-1	1,592		7,230	8,822	602		4,972	5,574
Class R-1	149		4,541	4,690	—		4,381	4,381
Class R-2	1,075		29,681	30,756	—		28,238	28,238
Class R-2E	304		3,268	3,572	84		3,011	3,095
Class R-3	9,972		87,540	97,512	1,935		86,764	88,699
Class R-4	19,227		110,262	129,489	8,487		103,904	112,391
Class R-5E	1,293		5,327	6,620	22		154	176
Class R-5	20,316		87,662	107,978	11,737		84,414	96,151
Class R-6	215,828		891,857	1,107,685	97,732		656,121	753,853
Total	$879,824		$4,448,350	$5,328,174	$373,144		$3,688,299	$4,061,443

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.600% on the

New Perspective Fund	15

first $500 million of daily net assets and decreasing to 0.355% on such assets in excess of $71 billion. On December 12, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.352% on daily net assets in excess of $89 billion. For the year ended September 30, 2019, the investment advisory services fee was $315,341,000, which was equivalent to an annualized rate of 0.375% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

16	New Perspective Fund

For the year ended September 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$101,968	$39,322		$6,291		Not applicable
Class C	14,274	1,368		647		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,151	2,228		748		Not applicable
Class F-2	Not applicable	9,764		4,050		Not applicable
Class F-3	Not applicable	353		2,044		Not applicable
Class 529-A	4,911	1,778		944		$1,387
Class 529-C	2,468	215		114		166
Class 529-E	405	39		37		54
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	111		60		89
Class R-1	766	82		35		Not applicable
Class R-2	3,863	1,821		231		Not applicable
Class R-2E	374	126		28		Not applicable
Class R-3	7,660	2,360		690		Not applicable
Class R-4	4,923	2,018		884		Not applicable
Class R-5E	Not applicable	124		42		Not applicable
Class R-5	Not applicable	831		726		Not applicable
Class R-6	Not applicable	114		7,833		Not applicable
Total class-specific expenses	$145,763	$62,654		$25,404		$1,696

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $606,000 in the fund’s statement of operations reflects $503,000 in current fees (either paid in cash or deferred) and a net increase of $103,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $372,463,000 and $1,907,080,000, respectively, which generated $14,633,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2019.

New Perspective Fund	17

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2019

Class A	$2,588,400	60,890	$2,566,637	70,706		$(4,792,423)	(112,893)	$362,614	18,703
Class C	209,287	5,133	85,561	2,457		(359,476)	(8,829)	(64,628)	(1,239)
Class T	—	—	—	—		—	—	—	—
Class F-1	336,606	7,948	103,813	2,878		(483,670)	(11,432)	(43,251)	(606)
Class F-2	3,560,364	83,641	542,924	15,019		(2,144,265)	(51,065)	1,959,023	47,595
Class F-3	1,641,819	38,516	275,231	7,588		(737,204)	(17,349)	1,179,846	28,755
Class 529-A	223,433	5,306	134,011	3,738		(333,570)	(7,885)	23,874	1,159
Class 529-C	27,897	687	15,361	442		(76,075)	(1,864)	(32,817)	(735)
Class 529-E	7,874	189	5,230	147		(16,694)	(402)	(3,590)	(66)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	41,910	987	8,821	247		(24,455)	(578)	26,276	656
Class R-1	7,338	181	4,665	135		(25,237)	(617)	(13,234)	(301)
Class R-2	96,909	2,375	30,708	881		(153,908)	(3,768)	(26,291)	(512)
Class R-2E	19,692	469	3,572	100		(16,435)	(387)	6,829	182
Class R-3	227,037	5,448	97,429	2,747		(486,627)	(11,682)	(162,161)	(3,487)
Class R-4	320,623	7,581	129,458	3,619		(528,069)	(12,612)	(77,988)	(1,412)
Class R-5E	98,097	2,330	6,616	183		(21,678)	(509)	83,035	2,004
Class R-5	198,871	4,646	107,839	2,976		(416,783)	(9,864)	(110,073)	(2,242)
Class R-6	3,735,193	88,176	1,105,773	30,479		(1,560,014)	(36,405)	3,280,952	82,250
Total net increase (decrease)	$13,341,350	314,503	$5,223,650	144,342		$(12,176,583)	(288,141)	$6,388,417	170,704

Year ended September 30, 2018

Class A	$2,946,453	65,178	$2,120,844	49,253		$(4,868,378)	(107,842)	$198,919	6,589
Class C	316,254	7,299	73,739	1,781		(369,215)	(8,522)	20,778	558
Class T	—	—	—	—		—	—	—	—
Class F-1	532,272	11,869	92,165	2,154		(682,251)	(15,163)	(57,814)	(1,140)
Class F-2	3,479,748	76,949	318,977	7,432		(1,380,512)	(30,601)	2,418,213	53,780
Class F-3	1,842,021	40,740	157,915	3,668		(477,678)	(10,544)	1,522,258	33,864
Class 529-A	347,294	7,770	108,848	2,558		(279,015)	(6,227)	177,127	4,101
Class 529-C	37,802	876	14,754	357		(183,840)	(4,244)	(131,284)	(3,011)
Class 529-E	9,554	217	4,362	103		(14,744)	(332)	(828)	(12)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	27,373	613	5,573	132		(19,215)	(431)	13,731	314
Class R-1	12,372	288	4,361	106		(20,331)	(474)	(3,598)	(80)
Class R-2	121,407	2,798	28,224	681		(175,351)	(4,070)	(25,720)	(591)
Class R-2E	26,151	592	3,095	73		(26,148)	(588)	3,098	77
Class R-3	337,785	7,666	88,652	2,105		(578,748)	(13,140)	(152,311)	(3,369)
Class R-4	396,042	8,905	112,371	2,646		(609,528)	(13,750)	(101,115)	(2,199)
Class R-5E	34,380	770	175	4		(1,827)	(40)	32,728	734
Class R-5	321,028	7,115	96,050	2,234		(441,881)	(9,863)	(24,803)	(514)
Class R-6	3,431,165	76,090	752,348	17,472		(1,288,054)	(28,391)	2,895,459	65,171
Total net increase (decrease)	$14,219,101	315,735	$3,982,454	92,759		$(11,416,716)	(254,222)	$6,784,839	154,272

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,661,423,000 and $16,292,014,000, respectively, during the year ended September 30, 2019.

18	New Perspective Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2019	$46.89	$.37	$.12	$.49	$(.45)	$(2.41)	$(2.86)	$44.52	2.55%		$42,567		.75%		.75%		.85%
9/30/2018	43.54	.38	5.34	5.72	(.19)	(2.18)	(2.37)	46.89	13.48		43,958		.74		.74		.85
9/30/2017	37.41	.39	7.11	7.50	(.29)	(1.08)	(1.37)	43.54	20.87		40,527		.75		.75		.98
9/30/2016	35.80	.34	3.48	3.82	(.26)	(1.95)	(2.21)	37.41	10.91		36,897		.77		.77		.94
9/30/2015	38.12	.32	(.12)	.20	(.23)	(2.29)	(2.52)	35.80	.34		35,187		.75		.75		.84
Class C:
9/30/2019	44.80	.03	.14	.17	(.10)	(2.41)	(2.51)	42.46	1.76		1,442		1.52		1.52		.07
9/30/2018	41.82	.02	5.14	5.16	—	(2.18)	(2.18)	44.80	12.62		1,576		1.53		1.53		.06
9/30/2017	35.98	.07	6.85	6.92	—	(1.08)	(1.08)	41.82	19.88		1,448		1.55		1.55		.18
9/30/2016	34.53	.05	3.35	3.40	—	(1.95)	(1.95)	35.98	10.03		1,390		1.57		1.57		.14
9/30/2015	36.91	.01	(.10)	(.09)	—	(2.29)	(2.29)	34.53	(.45)		1,331		1.55		1.55		.04
Class T:
9/30/2019	46.91	.46	.11	.57	(.54)	(2.41)	(2.95)	44.53	2.80	[5]	—	[6]	.53	[5]	.53	[5]	1.07	[5]
9/30/2018	43.57	.47	5.34	5.81	(.29)	(2.18)	(2.47)	46.91	13.71	[5]	—	[6]	.53	[5]	.53	[5]	1.04	[5]
9/30/2017[7,8]	38.61	.27	4.69	4.96	—	—	—	43.57	12.85	[5,9]	—	[6]	.27	[5,9]	.27	[5,9]	.64	[5,9]
Class F-1:
9/30/2019	46.57	.33	.12	.45	(.40)	(2.41)	(2.81)	44.21	2.47		1,677		.82		.82		.78
9/30/2018	43.26	.36	5.30	5.66	(.17)	(2.18)	(2.35)	46.57	13.40		1,795		.81		.81		.79
9/30/2017	37.19	.35	7.07	7.42	(.27)	(1.08)	(1.35)	43.26	20.76		1,717		.83		.83		.91
9/30/2016	35.60	.32	3.47	3.79	(.25)	(1.95)	(2.20)	37.19	10.83		1,546		.84		.84		.88
9/30/2015	37.91	.30	(.12)	.18	(.20)	(2.29)	(2.49)	35.60	.31		1,326		.81		.81		.79
Class F-2:
9/30/2019	46.81	.46	.09	.55	(.55)	(2.41)	(2.96)	44.40	2.74		10,234		.54		.54		1.07
9/30/2018	43.47	.47	5.33	5.80	(.28)	(2.18)	(2.46)	46.81	13.71		8,560		.54		.54		1.05
9/30/2017	37.38	.47	7.08	7.55	(.38)	(1.08)	(1.46)	43.47	21.09		5,611		.55		.55		1.19
9/30/2016	35.77	.42	3.49	3.91	(.35)	(1.95)	(2.30)	37.38	11.13		4,130		.55		.55		1.18
9/30/2015	38.11	.40	(.13)	.27	(.32)	(2.29)	(2.61)	35.77	.57		2,644		.55		.55		1.06
Class F-3:
9/30/2019	46.98	.51	.08	.59	(.58)	(2.41)	(2.99)	44.58	2.85		5,324		.44		.44		1.18
9/30/2018	43.63	.52	5.34	5.86	(.33)	(2.18)	(2.51)	46.98	13.81		4,260		.45		.45		1.16
9/30/2017[7,10]	37.16	.36	6.11	6.47	—	—	—	43.63	17.41	[9]	2,478		.45	[11]	.45	[11]	1.27	[11]
Class 529-A:
9/30/2019	46.31	.33	.12	.45	(.41)	(2.41)	(2.82)	43.94	2.47		2,163		.82		.82		.78
9/30/2018	43.05	.35	5.27	5.62	(.18)	(2.18)	(2.36)	46.31	13.41		2,227		.82		.82		.78
9/30/2017	37.01	.35	7.03	7.38	(.26)	(1.08)	(1.34)	43.05	20.76		1,893		.82		.82		.91
9/30/2016	35.43	.30	3.46	3.76	(.23)	(1.95)	(2.18)	37.01	10.80		1,618		.86		.86		.86
9/30/2015	37.75	.28	(.11)	.17	(.20)	(2.29)	(2.49)	35.43	.30		1,503		.84		.84		.75

See end of table for footnotes.

New Perspective Fund	19

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2019	$44.66	$.01	$.15	$.16	$(.06)	$(2.41)	$(2.47)	$42.35	1.71%		$240		1.57%		1.57%		.02%
9/30/2018	41.72	(.01)	5.13	5.12	—	(2.18)	(2.18)	44.66	12.54		286		1.58		1.58		(.03)
9/30/2017	35.92	.05	6.83	6.88	—	(1.08)	(1.08)	41.72	19.80		393		1.60		1.60		.13
9/30/2016	34.49	.03	3.35	3.38	—	(1.95)	(1.95)	35.92	9.95		351		1.63		1.63		.08
9/30/2015	36.89	(.01)	(.10)	(.11)	—	(2.29)	(2.29)	34.49	(.48)		331		1.62		1.62		(.03)
Class 529-E:
9/30/2019	45.79	.23	.14	.37	(.31)	(2.41)	(2.72)	43.44	2.24		82		1.04		1.04		.55
9/30/2018	42.58	.24	5.22	5.46	(.07)	(2.18)	(2.25)	45.79	13.15		89		1.05		1.05		.55
9/30/2017	36.62	.26	6.96	7.22	(.18)	(1.08)	(1.26)	42.58	20.47		84		1.06		1.06		.67
9/30/2016	35.07	.22	3.42	3.64	(.14)	(1.95)	(2.09)	36.62	10.54		74		1.09		1.09		.62
9/30/2015	37.39	.19	(.11)	.08	(.11)	(2.29)	(2.40)	35.07	.04		71		1.09		1.09		.51
Class 529-T:
9/30/2019	46.89	.44	.11	.55	(.52)	(2.41)	(2.93)	44.51	2.73	[5]	—	[6]	.57	[5]	.57	[5]	1.03	[5]
9/30/2018	43.56	.45	5.34	5.79	(.28)	(2.18)	(2.46)	46.89	13.65	[5]	—	[6]	.59	[5]	.59	[5]	.99	[5]
9/30/2017[7,8]	38.61	.26	4.69	4.95	—	—	—	43.56	12.82	[5,9]	—	[6]	.29	[5,9]	.29	[5,9]	.62	[5,9]
Class 529-F-1:
9/30/2019	46.28	.43	.09	.52	(.53)	(2.41)	(2.94)	43.86	2.72		142		.59		.59		1.03
9/30/2018	43.00	.45	5.27	5.72	(.26)	(2.18)	(2.44)	46.28	13.67		119		.59		.59		1.00
9/30/2017	36.98	.44	7.01	7.45	(.35)	(1.08)	(1.43)	43.00	21.02		97		.61		.61		1.13
9/30/2016	35.41	.39	3.44	3.83	(.31)	(1.95)	(2.26)	36.98	11.07		76		.63		.63		1.09
9/30/2015	37.74	.37	(.12)	.25	(.29)	(2.29)	(2.58)	35.41	.47		62		.63		.63		.97
Class R-1:
9/30/2019	44.41	.02	.15	.17	(.08)	(2.41)	(2.49)	42.09	1.73		71		1.54		1.54		.05
9/30/2018	41.49	.02	5.08	5.10	—	(2.18)	(2.18)	44.41	12.59		88		1.54		1.54		.04
9/30/2017	35.70	.07	6.80	6.87	—	(1.08)	(1.08)	41.49	19.89		85		1.54		1.54		.18
9/30/2016	34.27	.05	3.33	3.38	—	(1.95)	(1.95)	35.70	10.01		89		1.56		1.56		.14
9/30/2015	36.65	.02	(.11)	(.09)	—	(2.29)	(2.29)	34.27	(.43)		98		1.54		1.54		.05
Class R-2:
9/30/2019	44.85	.02	.15	.17	(.09)	(2.41)	(2.50)	42.52	1.73		518		1.54		1.54		.06
9/30/2018	41.87	.02	5.14	5.16	—	(2.18)	(2.18)	44.85	12.60		570		1.54		1.54		.05
9/30/2017	36.03	.07	6.85	6.92	— [12]	(1.08)	(1.08)	41.87	19.87		557		1.55		1.55		.18
9/30/2016	34.56	.05	3.37	3.42	—	(1.95)	(1.95)	36.03	10.05		536		1.55		1.55		.16
9/30/2015	36.93	.03	(.11)	(.08)	—	(2.29)	(2.29)	34.56	(.40)		544		1.51		1.51		.08
Class R-2E:
9/30/2019	46.02	.16	.13	.29	(.22)	(2.41)	(2.63)	43.68	2.05		65		1.24		1.24		.38
9/30/2018	42.85	.15	5.26	5.41	(.06)	(2.18)	(2.24)	46.02	12.92		60		1.24		1.24		.33
9/30/2017	37.01	.20	7.00	7.20	(.28)	(1.08)	(1.36)	42.85	20.26		53		1.24		1.24		.51
9/30/2016	35.67	.19	3.47	3.66	(.37)	(1.95)	(2.32)	37.01	10.46		25		1.24		1.24		.52
9/30/2015	38.12	.68	(.50)	.18	(.34)	(2.29)	(2.63)	35.67	.29	[5]	—	[6]	.95	[5]	.95	[5]	1.79	[5]

20	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2019	$45.73	$.21	$.13	$.34	$(.27)	$(2.41)	$(2.68)	$43.39	2.21%		$1,488		1.09%		1.09%		.50%
9/30/2018	42.52	.22	5.22	5.44	(.05)	(2.18)	(2.23)	45.73	13.09		1,728		1.09		1.09		.49
9/30/2017	36.57	.25	6.95	7.20	(.17)	(1.08)	(1.25)	42.52	20.44		1,750		1.09		1.09		.64
9/30/2016	35.03	.21	3.41	3.62	(.13)	(1.95)	(2.08)	36.57	10.52		1,600		1.11		1.11		.60
9/30/2015	37.34	.19	(.11)	.08	(.10)	(2.29)	(2.39)	35.03	.04		1,573		1.09		1.09		.50
Class R-4:
9/30/2019	46.23	.34	.11	.45	(.42)	(2.41)	(2.83)	43.85	2.49		1,977		.79		.79		.81
9/30/2018	42.96	.35	5.28	5.63	(.18)	(2.18)	(2.36)	46.23	13.44		2,149		.79		.79		.80
9/30/2017	36.94	.37	7.01	7.38	(.28)	(1.08)	(1.36)	42.96	20.80		2,092		.79		.79		.95
9/30/2016	35.37	.32	3.44	3.76	(.24)	(1.95)	(2.19)	36.94	10.84		1,814		.81		.81		.90
9/30/2015	37.69	.30	(.11)	.19	(.22)	(2.29)	(2.51)	35.37	.34		1,741		.79		.79		.80
Class R-5E:
9/30/2019	46.69	.48	.05	.53	(.59)	(2.41)	(3.00)	44.22	2.72		123		.57		.57		1.13
9/30/2018	43.40	.31	5.47	5.78	(.31)	(2.18)	(2.49)	46.69	13.68		36		.57		.57		.68
9/30/2017	37.30	.47	7.04	7.51	(.33)	(1.08)	(1.41)	43.40	20.98		2		.59		.59		1.17
9/30/2016[7,13]	39.06	.35	.23	.58	(.39)	(1.95)	(2.34)	37.30	1.68	[9]	—	[6]	.70	[11]	.69	[11]	1.14	[11]
Class R-5:
9/30/2019	46.92	.48	.10	.58	(.56)	(2.41)	(2.97)	44.53	2.82		1,606		.49		.49		1.11
9/30/2018	43.56	.50	5.34	5.84	(.30)	(2.18)	(2.48)	46.92	13.79		1,798		.49		.49		1.10
9/30/2017	37.44	.49	7.10	7.59	(.39)	(1.08)	(1.47)	43.56	21.16		1,691		.49		.49		1.24
9/30/2016	35.82	.44	3.49	3.93	(.36)	(1.95)	(2.31)	37.44	11.19		1,475		.50		.50		1.21
9/30/2015	38.15	.41	(.11)	.30	(.34)	(2.29)	(2.63)	35.82	.64		1,435		.49		.49		1.09
Class R-6:
9/30/2019	47.00	.51	.09	.60	(.58)	(2.41)	(2.99)	44.61	2.88		19,586		.44		.44		1.18
9/30/2018	43.64	.52	5.34	5.86	(.32)	(2.18)	(2.50)	47.00	13.82		16,772		.44		.44		1.15
9/30/2017	37.51	.51	7.11	7.62	(.41)	(1.08)	(1.49)	43.64	21.22		12,727		.45		.45		1.29
9/30/2016	35.88	.45	3.51	3.96	(.38)	(1.95)	(2.33)	37.51	11.26		9,398		.45		.45		1.25
9/30/2015	38.21	.44	(.13)	.31	(.35)	(2.29)	(2.64)	35.88	.68		8,200		.45		.45		1.15

	Year ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[14]	20%	23%	28%	22%[15]	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Amount less than $.01.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Includes the value of securities sold due to a redemption of shares in-kind. The rate would have been 21% without the redemption of shares in-kind.

See notes to financial statements.

New Perspective Fund	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for the year ended September 30, 2015 were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 7, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

22	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2019, through September 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	23

	Beginning account value 4/1/2019	Ending account value 9/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,037.54	$3.83	.75%
Class A – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class C – actual return	1,000.00	1,033.60	7.70	1.51
Class C – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class T – actual return	1,000.00	1,038.71	2.66	.52
Class T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-1 – actual return	1,000.00	1,037.30	4.09	.80
Class F-1 – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-2 – actual return	1,000.00	1,038.34	2.71	.53
Class F-2 – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class F-3 – actual return	1,000.00	1,038.94	2.20	.43
Class F-3 – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class 529-A – actual return	1,000.00	1,037.29	4.14	.81
Class 529-A – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-C – actual return	1,000.00	1,033.17	7.90	1.55
Class 529-C – assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class 529-E – actual return	1,000.00	1,036.00	5.26	1.03
Class 529-E – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-T – actual return	1,000.00	1,038.51	2.91	.57
Class 529-T – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-1 – actual return	1,000.00	1,038.34	2.91	.57
Class 529-F-1 – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-1 – actual return	1,000.00	1,033.39	7.80	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2 – actual return	1,000.00	1,033.28	7.75	1.52
Class R-2 – assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-2E – actual return	1,000.00	1,035.08	6.22	1.22
Class R-2E – assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class R-3 – actual return	1,000.00	1,035.81	5.51	1.08
Class R-3 – assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-4 – actual return	1,000.00	1,037.14	3.98	.78
Class R-4 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-5E – actual return	1,000.00	1,038.29	2.91	.57
Class R-5E – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-5 – actual return	1,000.00	1,038.97	2.45	.48
Class R-5 – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class R-6 – actual return	1,000.00	1,039.15	2.20	.43
Class R-6 – assumed 5% return	1,000.00	1,022.91	2.18	.43

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

24	New Perspective Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2019:

Long-term capital gains	$4,448,350,000
Qualified dividend income	100%
Corporate dividends received deduction	$387,484,000
U.S. government income that may be exempt from state taxation	$16,546,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

New Perspective Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee, Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2000	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	17	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Martin E. Koehler, 1957	2015	Independent management consultant	3	Deutsche Lufthansa AG
Pascal Millaire, 1983	2019	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company); former President, Fingi, Inc. (enterprise software)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2005	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Amy Zegart, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University; Director, Kratos Defense & Security Solutions	3	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joanna F. Jonsson, 1963 Co-President and Trustee	2008	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Carl M. Kawaja, 1964 Trustee	2019	Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert W. Lovelace, 1962 Co-President	2001	Vice Chairman of the Board, The Capital Group Companies, Inc.[7]; President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Partner — Capital International Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Noriko H. Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Brady L. Enright, 1967 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	1998	Partner — Capital World Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Steven T. Watson, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	27

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

28	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2019, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NPF

Registrant:

a) Audit Fees:
2018	$102,000
2019	$2,000

b) Audit-Related Fees:
2018	$21,000
2019	$19,000

c) Tax Fees:
2018	$16,000
2019	$14,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,158,000
2019	$1,440,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$78,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,254,000 for fiscal year 2018 and $1,551,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®

Investment portfolio

September 30, 2019

Common stocks 94.43% Information technology 21.30%	Shares	Value (000)
Microsoft Corp.	16,975,100	$2,360,048
Taiwan Semiconductor Manufacturing Co., Ltd.1	204,693,941	1,792,628
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	137,330
Mastercard Inc., Class A	6,722,400	1,825,602
ASML Holding NV	4,425,516	1,096,161
ASML Holding NV (New York registered)	2,079,070	516,483
Broadcom Inc.	5,268,000	1,454,337
Visa Inc., Class A	7,923,000	1,362,835
ServiceNow, Inc.2	3,063,600	777,695
PayPal Holdings, Inc.2	6,364,580	659,307
Samsung Electronics Co., Ltd.	15,738,780	645,393
Adobe Inc.2	2,075,300	573,302
Intel Corp.	9,711,700	500,444
Temenos AG	2,780,219	465,204
GoDaddy Inc., Class A2	6,034,940	398,185
Global Payments Inc.	2,282,000	362,838
Keyence Corp.	578,420	357,885
Texas Instruments Inc.	2,649,600	342,434
Amadeus IT Group SA, Class A, non-registered shares	4,562,000	326,783
Autodesk, Inc.2	2,194,100	324,069
SAP SE	2,238,958	263,265
MediaTek Inc.1	21,101,000	250,167
Apple Inc.	905,800	202,872
Trimble Inc.2	5,150,100	199,875
FLIR Systems, Inc.	3,644,000	191,638
TE Connectivity Ltd.	2,018,471	188,081
Tokyo Electron Ltd.	905,908	172,301
Worldline SA, non-registered shares2	2,400,712	151,504
VeriSign, Inc.2	700,000	132,041
Dell Technologies Inc., Class C2	2,383,800	123,624
Halma PLC	4,909,540	118,980
Infosys Ltd.	10,000,000	113,682
ON Semiconductor Corp.2	5,540,200	106,427
Murata Manufacturing Co., Ltd.	2,090,400	100,243
NetApp, Inc.	1,540,600	80,897
Advanced Micro Devices, Inc.2	2,500,000	72,475
Largan Precision Co., Ltd.1	506,000	72,440
Workday, Inc., Class A2	363,500	61,780
Nokia Corp.	10,262,574	52,013
Applied Materials, Inc.	1,000,000	49,900
AAC Technologies Holdings Inc.	3,830,000	20,280
LG Display Co., Ltd.2	800,000	9,464
Micro Focus International PLC	638,965	8,931
		19,021,843

New Perspective Fund — Page 1 of 8

Common stocks (continued) Consumer discretionary 14.62%	Shares	Value (000)
Amazon.com, Inc.2	1,772,632	$3,077,130
NIKE, Inc., Class B	9,868,500	926,850
Tesla, Inc.2	3,232,000	778,492
Naspers Ltd., Class N	4,737,322	717,886
LVMH Moët Hennessy-Louis Vuitton SE	1,692,634	672,738
adidas AG	1,949,487	606,962
Home Depot, Inc.	2,325,000	539,446
Hilton Worldwide Holdings Inc.	5,066,001	471,695
Norwegian Cruise Line Holdings Ltd.2	8,632,983	446,930
Kering SA	866,091	441,365
Booking Holdings Inc.2	185,580	364,221
Prosus NV2	4,737,322	347,758
Ctrip.com International, Ltd. (ADR)2	11,823,800	346,319
EssilorLuxottica	2,319,973	334,415
MGM Resorts International	11,335,000	314,206
Restaurant Brands International Inc.	3,839,000	273,106
Hermès International	393,697	272,056
Hyundai Motor Co.	2,158,206	241,775
Suzuki Motor Corp.	4,930,125	209,151
Industria de Diseño Textil, SA	5,451,172	168,739
Galaxy Entertainment Group Ltd.	24,779,000	154,124
Hilton Grand Vacations Inc.2,3	4,788,400	153,229
MercadoLibre, Inc.2	255,200	140,674
Melco Resorts & Entertainment Ltd. (ADR)	5,953,000	115,548
Nitori Holdings Co., Ltd.	639,200	93,464
Wynn Resorts, Ltd.	829,500	90,183
Valeo SA, non-registered shares	2,708,600	87,829
Marriott International, Inc., Class A	700,000	87,059
Fast Retailing Co., Ltd.	125,000	74,231
Ryohin Keikaku Co., Ltd.	3,699,000	69,037
YUM! Brands, Inc.	595,000	67,491
Domino’s Pizza, Inc.	262,000	64,083
Peugeot SA	2,409,191	60,081
Wynn Macau, Ltd.	26,531,118	51,791
McDonald’s Corp.	177,000	38,004
Canada Goose Holdings Inc., subordinate voting shares (CAD denominated)2	804,200	35,358
Tiffany & Co.	327,000	30,290
Samsonite International SA	12,593,800	26,673
Sodexo SA	201,000	22,565
DENSO Corp.	479,800	21,073
Cie. Financière Richemont SA, Class A	265,600	19,485
		13,053,512
Health care 12.12%
Intuitive Surgical, Inc.2	2,080,000	1,123,054
Boston Scientific Corp.2	24,869,855	1,011,954
AstraZeneca PLC	9,259,034	826,625
Thermo Fisher Scientific Inc.	2,657,974	774,188
Zoetis Inc., Class A	5,525,000	688,360
Regeneron Pharmaceuticals, Inc.2	1,602,300	444,478
Incyte Corp.2	5,108,900	379,234
Danaher Corp.	2,599,365	375,426
Koninklijke Philips NV	7,763,619	359,633
Novo Nordisk A/S, Class B	6,632,133	340,952
Seattle Genetics, Inc.2	3,874,080	330,846

New Perspective Fund — Page 2 of 8

Common stocks (continued) Health care (continued)	Shares	Value (000)
Coloplast A/S, Class B	2,570,000	$309,528
Vertex Pharmaceuticals Inc.2	1,813,900	307,311
IDEXX Laboratories, Inc.2	1,088,500	295,996
BeiGene, Ltd. (ADR)2	2,273,889	278,460
Abbott Laboratories	3,120,500	261,092
Edwards Lifesciences Corp.2	1,138,200	250,302
Biogen Inc.2	955,500	222,459
Novartis AG	2,508,051	217,471
HOYA Corp.	2,384,200	194,463
Merck & Co., Inc.	2,168,800	182,570
Ultragenyx Pharmaceutical Inc.2,3	3,749,088	160,386
Pfizer Inc.	4,445,000	159,709
Hologic, Inc.2	3,070,000	155,004
Insulet Corp.2	833,030	137,392
Sage Therapeutics, Inc.2	970,100	136,095
Galapagos NV2	848,799	129,336
Shionogi & Co., Ltd.	2,021,100	112,135
Agios Pharmaceuticals, Inc.2,3	3,361,622	108,917
Bluebird Bio, Inc.2	972,500	89,295
Roche Holding AG, nonvoting, non-registered shares	288,503	83,959
Straumann Holding AG	96,267	78,688
Fisher & Paykel Healthcare Corp. Ltd.	6,624,467	71,765
Eli Lilly and Co.	436,700	48,836
Gilead Sciences, Inc.	720,200	45,646
Daiichi Sankyo Co., Ltd.	541,300	34,062
Sanofi	353,000	32,727
Bayer AG	363,800	25,651
Demant A/S2	923,892	23,664
Alcon Inc.2	200,000	11,663
		10,819,332
Financials 10.63%
JPMorgan Chase & Co.	12,912,200	1,519,637
CME Group Inc., Class A	6,426,400	1,358,155
AIA Group Ltd.	121,825,800	1,151,001
London Stock Exchange Group PLC	9,848,019	884,899
Moody’s Corp.	2,989,700	612,380
Chubb Ltd.	3,470,300	560,245
BlackRock, Inc.	1,037,289	462,258
DNB ASA	18,600,861	327,644
ICICI Bank Ltd. (ADR)	12,430,000	151,397
ICICI Bank Ltd.	24,001,523	146,884
Intercontinental Exchange, Inc.	3,134,000	289,174
Arch Capital Group Ltd.2	6,119,250	256,886
Hong Kong Exchanges and Clearing Ltd.	8,425,800	247,258
Hiscox Ltd.	8,743,100	178,451
Bank of America Corp.	5,012,000	146,200
SVB Financial Group2	687,816	143,719
Svenska Handelsbanken AB, Class A	11,529,917	107,967
Berkshire Hathaway Inc., Class A2	280	87,313
Prudential PLC	4,663,000	84,568
T. Rowe Price Group, Inc.	725,000	82,831
UniCredit SpA	5,707,501	67,310
Banco Bilbao Vizcaya Argentaria, SA	12,843,152	66,919
Macquarie Group Ltd.	735,000	65,027

New Perspective Fund — Page 3 of 8

Common stocks (continued) Financials (continued)	Shares	Value (000)
Fairfax Financial Holdings Ltd., subordinate voting shares (CAD denominated)	132,200	$58,274
Goldman Sachs Group, Inc.	262,326	54,362
Morgan Stanley	1,270,500	54,212
Barclays PLC	22,932,390	42,408
Mitsubishi UFJ Financial Group, Inc.	7,758,500	39,350
Everest Re Group, Ltd.	126,161	33,570
RenaissanceRe Holdings Ltd.	167,000	32,306
AXA SA	1,203,000	30,722
Société Générale	1,083,000	29,676
Discovery Ltd.	3,709,856	27,937
KBC Groep NV	412,849	26,828
Sampo Oyj, Class A	622,736	24,761
State Street Corp.	335,865	19,880
MetLife, Inc.	403,800	19,043
Brighthouse Financial, Inc.2	36,709	1,486
		9,492,938
Industrials 9.12%
Safran SA	7,137,126	1,123,693
Airbus SE, non-registered shares	8,129,880	1,056,251
IDEX Corp.	3,023,500	495,491
Boeing Co.	1,175,600	447,281
DSV A/S	4,362,797	415,137
ASSA ABLOY AB, Class B	17,231,230	383,517
SMC Corp.	792,100	337,718
Equifax Inc.	2,297,900	323,246
Deere & Co.	1,617,100	272,772
Ryanair Holdings PLC (ADR)2	3,588,500	238,205
MTU Aero Engines AG	893,000	237,297
Honeywell International Inc.	1,346,941	227,902
Northrop Grumman Corp.	584,500	219,065
TransDigm Group Inc.	378,450	197,048
MISUMI Group Inc.	7,686,200	180,772
Edenred SA	3,704,505	177,781
Rheinmetall AG	1,363,016	172,406
Johnson Controls International PLC	3,900,000	171,171
Aggreko PLC3	16,631,477	169,892
Aalberts NV, non-registered shares	3,965,000	157,135
Westinghouse Air Brake Technologies Corp.	2,185,727	157,066
Spirax-Sarco Engineering PLC	1,236,700	119,290
Recruit Holdings Co., Ltd.	3,776,348	114,766
RELX PLC	4,771,400	113,373
Middleby Corp.2	805,000	94,105
Epiroc AB, Class B	4,555,941	47,068
Epiroc AB, Class A	4,209,110	45,623
DP World PLC	6,196,231	86,685
International Consolidated Airlines Group, SA (CDI)	14,024,984	81,911
PageGroup PLC	12,737,702	68,786
Nidec Corp.	505,100	67,829
Uber Technologies, Inc.2	2,067,500	62,997
JGC Holdings Corp.	3,628,700	47,421
General Electric Co.	2,456,000	21,957
Eaton Corp. PLC	195,900	16,289
		8,148,946

New Perspective Fund — Page 4 of 8

Common stocks (continued) Communication services 8.05%	Shares	Value (000)
Facebook, Inc., Class A2	13,652,400	$2,431,220
Alphabet Inc., Class C2	826,723	1,007,775
Alphabet Inc., Class A2	622,800	760,526
Netflix, Inc.2	2,595,700	694,661
Nintendo Co., Ltd.	1,413,112	523,031
SoftBank Group Corp.	10,889,000	427,000
Activision Blizzard, Inc.	7,501,300	396,969
América Móvil, SAB de CV, Series L (ADR)	22,692,400	337,209
Altice Europe NV, Class A2	34,302,795	179,464
Vodafone Group PLC	57,960,549	115,450
CBS Corp., Class B	1,908,924	77,063
Spotify Technology SA2	596,000	67,944
Koninklijke KPN NV	21,532,301	67,145
Altice USA, Inc., Class A2	2,042,784	58,587
Bharti Airtel Ltd.	8,190,433	42,421
		7,186,465
Consumer staples 7.98%
Nestlé SA	10,129,263	1,098,940
Pernod Ricard SA	4,297,502	765,376
Costco Wholesale Corp.	2,365,700	681,582
Mondelez International, Inc.	9,914,100	548,448
Anheuser-Busch InBev SA/NV	5,206,177	496,062
British American Tobacco PLC	10,084,370	372,907
Carlsberg A/S, Class B	2,355,213	348,127
Asahi Group Holdings, Ltd.	6,807,100	336,814
Coca-Cola Co.	5,468,400	297,700
Coca-Cola European Partners PLC	5,060,479	280,604
L’Oréal SA, bonus shares1	686,197	192,141
L’Oréal SA, non-registered shares	197,010	55,164
KOSÉ Corp.	1,437,200	242,579
Japan Tobacco Inc.	9,595,200	209,963
Reckitt Benckiser Group PLC	2,089,776	163,008
Danone SA	1,771,809	156,078
Diageo PLC	3,449,522	141,365
Unilever NV	2,199,285	132,201
WH Group Ltd.	131,254,500	117,561
Associated British Foods PLC	4,048,247	114,632
Coca-Cola HBC AG (CDI)	2,515,322	82,173
Godrej Consumer Products Ltd.	6,773,183	65,688
Uni-Charm Corp.	1,890,000	59,781
Fomento Económico Mexicano, SAB de CV	4,950,000	45,414
Unilever PLC	666,760	40,089
Philip Morris International Inc.	441,000	33,485
General Mills, Inc.	462,000	25,465
Walgreens Boots Alliance, Inc.	450,000	24,889
		7,128,236
Materials 5.46%
Koninklijke DSM NV	5,366,624	645,768
Vale SA, ordinary nominative (ADR)	46,957,820	540,015
Vale SA, ordinary nominative	7,577,155	87,079
Sherwin-Williams Co.	855,484	470,405
Asahi Kasei Corp.	40,120,573	394,805
Linde PLC	1,361,800	263,808

New Perspective Fund — Page 5 of 8

Common stocks (continued) Materials (continued)	Shares	Value (000)
Linde PLC (EUR denominated)	569,800	$110,547
DuPont de Nemours Inc.	5,010,890	357,327
Shin-Etsu Chemical Co., Ltd.	3,063,000	327,475
Chr. Hansen Holding A/S	3,342,531	283,702
Nutrien Ltd. (CAD denominated)	4,155,400	207,009
Gerdau SA (ADR)	53,480,812	168,465
Dow Inc.	3,494,990	166,536
Air Liquide SA, non-registered shares	719,293	102,390
Air Liquide SA, bonus shares1	156,272	22,245
LANXESS AG	1,803,000	110,050
Rio Tinto PLC	2,000,000	103,504
Newmont Goldcorp Corp.	2,494,900	94,607
Barrick Gold Corp.	5,145,000	89,163
LafargeHolcim Ltd.	1,794,820	88,334
Corteva, Inc.	2,856,544	79,983
First Quantum Minerals Ltd.	6,850,000	57,547
Sika AG	262,968	38,468
CF Industries Holdings, Inc.	622,500	30,627
CCL Industries Inc., Class B, nonvoting shares	603,000	24,323
Alrosa PJSC	12,510,000	14,370
		4,878,552
Energy 3.05%
Reliance Industries Ltd.	19,311,500	363,033
Royal Dutch Shell PLC, Class B	11,496,472	338,686
Royal Dutch Shell PLC, Class A (GBP denominated)	387,149	11,348
Rosneft Oil Co. PJSC (GDR)	43,324,000	277,967
Baker Hughes, a GE Co., Class A	10,990,000	254,968
Enbridge Inc. (CAD denominated)	6,938,287	243,522
ConocoPhillips	4,258,900	242,672
EOG Resources, Inc.	2,975,400	220,834
Schlumberger Ltd.	5,121,100	174,988
Canadian Natural Resources, Ltd. (CAD denominated)	5,657,000	150,515
INPEX Corp.	12,625,200	115,726
CNOOC Ltd.	52,700,000	80,418
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	4,301,800	62,247
Chevron Corp.	391,700	46,456
Halliburton Co.	2,455,800	46,292
LUKOIL Oil Co. PJSC (ADR)	444,000	36,736
Gazprom PJSC (ADR)	4,662,000	32,186
Occidental Petroleum Corp.	470,600	20,928
Valaris PLC, Class A	986,842	4,747
		2,724,269
Utilities 1.16%
Ørsted AS	5,269,200	489,693
Sempra Energy	1,842,100	271,912
Enel SpA	28,418,631	212,209
AES Corp.	4,000,000	65,360
		1,039,174

New Perspective Fund — Page 6 of 8

Common stocks (continued) Real estate 0.94%	Shares	Value (000)
Equinix, Inc. REIT	582,600	$336,044
American Tower Corp. REIT	1,319,800	291,847
CK Asset Holdings Ltd.	19,241,500	130,360
Digital Realty Trust, Inc. REIT	591,900	76,835
		835,086
Total common stocks (cost: $52,731,867,000)		84,328,353
Preferred securities 0.28% Energy 0.17%
Petróleo Brasileiro SA (Petrobras), preferred nominative	22,882,900	151,728
Health care 0.09%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,791,766	76,623
Information technology 0.02%
Samsung Electronics Co., Ltd., nonvoting preferred shares	596,200	19,688
Total preferred securities (cost: $222,478,000)		248,039
Convertible bonds 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 20214	$41,537	14,642
Total convertible bonds (cost: $41,293,000)		14,642
Bonds, notes & other debt instruments 0.01% Corporate bonds & notes 0.01% Energy 0.01%
Weatherford International Ltd., Term Loan, (3-month USD-LIBOR + 3.00%) 5.07% 20201,5,6	11,115	11,142
Total corporate bonds & notes		11,142
Total bonds, notes & other debt instruments (cost: $10,970,000)		11,142
Short-term securities 5.31% Money market investments 5.31%	Shares
Capital Group Central Cash Fund 2.07%7	47,456,204	4,745,146
Total short-term securities (cost: $4,745,137,000)		4,745,146
Total investment securities 100.05% (cost: $57,751,745,000)		89,347,322
Other assets less liabilities (0.05)%		(42,678)
Net assets 100.00%		$89,304,644

New Perspective Fund — Page 7 of 8

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,340,763,000, which represented 2.62% of the net assets of the fund.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Scheduled interest and/or principal payment was not received.
5	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $11,142,000, which represented .01% of the net assets of the fund.
6	Coupon rate may change periodically.
7	Rate represents the seven-day yield at 9/30/2019.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-007-1119O-S73116	New Perspective Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of New Perspective Fund (the “Fund”), as of September 30, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 7, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 29, 2019